Exhibit 21
CENTURYLINK, INC.
SUBSIDIARIES OF THE REGISTRANT
AS OF DECEMBER 31, 2017

Subsidiary	State of incorporation or formation
Actel, LLC	Delaware
Bloomingdale Telephone Company, Inc. (20%)	Michigan
Century Cellunet International, Inc.	Louisiana
Cellunet of India Limited	Mauritius
Century Telephone of West Virginia, Inc.	West Virginia
CenturyLink – Clarke M. Williams Foundation	Colorado
CenturyLink Communications, LLC	Delaware
Cognilytics, Inc.	California
Cognilytics Software and Consulting Private Limited	India
ElasticBox, Inc.	Delaware
netAura, LLC	Delaware
Qwest International Services Corporation	Delaware
CenturyLink do Brasil Participaҫões Ltda.	Brazil
CenturyLink Comunicaҫões Ltda.	Brazil
SAVVIS do Brasil Ltda.	Brazil
Savvis Telecomunicações Ltda.	Brazil
Qwest N Limited Partnership (98.5%)	Delaware
Qwest Transoceanic, Inc.	Delaware
Qwest Communications International Ltd.	United Kingdom
CenturyLink Limited	United Kingdom
CenturyLink Austria GmbH	Austria
Qwest Holdings, BV	Netherlands
CenturyLink Belgium Sprl	Belgium
Qwest France SAS	France
Qwest Germany GmbH	Germany
Qwest Netherlands BV	Netherlands
Qwest Peru S.R.L.	Peru
Qwest Telecommunications Asia, Limited	Hong Kong
Qwest Australia Pty Limited	Australia
Qwest Communications Japan Corporation	Japan
Qwest Communications Korea, Limited	Korea
Qwest Hong Kong Telecommunications, Limited	Hong Kong
Qwest Singapore Pte Ltd.	Singapore
Qwest Taiwan Telecommunications, Limited	Taiwan
SEAL Consulting, Inc.	New Jersey
AppFog, Inc.	Delaware
CenturyLink Europe B.V.	Netherlands
CenturyLink Europe B.V., The Netherlands, filial Sweden	Sweden
CenturyLink Europe B.V., Sucursal en España	Spain
CenturyLink France S.A.S.	France

Subsidiary	State of incorporation or formation
CenturyLink Italia S.r.l.	Italy
CenturyLink New Zealand Limited	New Zealand
CenturyLink Philippines, Inc.	Philippines
CenturyLink Poland Sp Zo.o.	Poland
CenturyLink Switzerland A.G.	Switzerland
CenturyLink Taiwan Limited	Taiwan
CenturyLink Technology Hong Kong Limited	Hong Kong
CenturyLink IT Consulting (Shanghai) Co., Ltd.	China
Digital Savvis HK JV Limited (50%)	British VI
Digital Savvis HK Holding 1 Limited	British VI
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
CenturyLink Technology Malaysia Sdn. Bhd.	Malaysia
CenturyLink (Thailand) Limited	Thailand
DataGardens, Inc.	Canada
SAVVIS Argentina S.A.	Argentina
SAVVIS Communications Chile, S.A.	Chile
SAVVIS Federal Systems, Inc.	Delaware
SAVVIS Communications International, Inc.	Delaware
CenturyLink Korea Limited	Korea
SAVVIS Communications Private Limited	India
SAVVIS Hungary Telecommunications KFT	Hungary
SAVVIS Mexico, S.A. de C.V.	Mexico
Tier 3, Inc.	Washington
Egnyte, Inc.[1]	Delaware
Wam!Net Japan K.K.[2]	Japan
CenturyLink of Louisiana, LLC	Louisiana
CenturyTel of Adamsville, Inc.	Tennessee
CenturyTel of Arkansas, Inc.	Arkansas
CenturyTel Broadband Services, LLC	Louisiana
CenturyTel TeleVideo, Inc.	Wisconsin
CenturyTel/Teleview of Wisconsin, Inc.	Wisconsin
Qwest Broadband Services, Inc.	Delaware
CenturyTel Broadband Wireless, LLC	Louisiana
CenturyTel of Central Indiana, Inc.	Indiana
CenturyTel of Chester, Inc.	Iowa
CenturyTel of Claiborne, Inc.	Tennessee
CenturyTel Holdings, Inc.	Louisiana
Century Marketing Solutions, LLC	Louisiana
CenturyTel Arkansas Holdings, Inc.	Arkansas
CenturyTel of Central Arkansas, LLC	Louisiana
CenturyTel of Northwest Arkansas, LLC	Louisiana
`CenturyTel Holdings Alabama, Inc.	Alabama
CenturyTel of Alabama, LLC	Louisiana

Subsidiary	State of incorporation or formation
CenturyTel Holdings Missouri, Inc.	Missouri
CenturyTel of Missouri, LLC	Louisiana
CenturyTel Investments of Texas, Inc.	Delaware
CenturyTel of the Northwest, Inc.	Washington
Brown Equipment Corp.	Nevada
Carter Company, Inc.	Hawaii
Honomach PR, Inc.	Puerto Rico
Cascade Autovon Company	Washington
CenturyTel/Cable Layers, Inc.	Wisconsin
CenturyTel of Central Wisconsin, LLC	Delaware
CenturyTel of Colorado, Inc.	Colorado
CenturyTel of Eagle, Inc.	Colorado
CenturyTel of Eastern Oregon, Inc.	Oregon
CenturyTel Entertainment, Inc.	Washington
CenturyTel of Fairwater-Brandon-Alto, LLC	Delaware
CenturyTel of Forestville, LLC	Delaware
CenturyTel of the Gem State, Inc. (97%)	Idaho
CenturyTel of Inter Island, Inc.	Washington
CenturyTel of Larsen-Readfield, LLC	Delaware
CenturyTel of the Midwest-Kendall, LLC	Delaware
CenturyTel of the Midwest-Wisconsin, LLC	Delaware
CenturyTel of Minnesota, Inc.	Minnesota
CenturyTel of Monroe County, LLC	Delaware
CenturyTel of Montana, Inc. (99%)	Oregon
CenturyTel of Northern Wisconsin, LLC	Delaware
CenturyTel of Northwest Wisconsin, LLC	Delaware
CenturyTel of Oregon, Inc.	Oregon
CenturyTel of Paradise, Inc.	Washington
CenturyTel of Cowiche, Inc.	Washington
CenturyTel of Postville, Inc.	Iowa
CenturyTel of Southern Wisconsin, LLC	Delaware
CenturyTel of the Southwest, Inc.	New Mexico
CenturyTel Telecom Service, Inc.	Washington
CenturyTel Telephone Utilities, Inc.	Washington
CenturyTel of Upper Michigan, Inc.	Michigan
CenturyTel of Washington, Inc.	Washington
CenturyTel/WORLDVOX, Inc.	Oregon
CenturyTel of Wyoming, Inc.	Wyoming
Eagle Valley Communications Corporation	Colorado
International Communications Holdings, Inc.	Delaware
Pacific Telecom, Inc. (Shell)	Oregon
PTI Communications of Ketchikan, Inc.	Alaska
PTI Communications of Minnesota, Inc.	Minnesota
PTI Transponders, Inc.	Oregon

Subsidiary	State of incorporation or formation
Universal Manufacturing Corp.	Wisconsin
CenturyTel of Idaho, Inc.	Delaware
CenturyTel Internet Holdings, Inc.	Louisiana
centurytel.com, LLC	Louisiana
CenturyTel Investments, LLC	Louisiana
CenturyTel of Michigan, Inc.	Michigan
CenturyTel Midwest - Michigan, Inc.	Michigan
CenturyTel Mobile Communications, Inc.	Louisiana
CenturyTel of Mountain Home, Inc.	Arkansas
CenturyTel of North Mississippi, Inc.	Mississippi
CenturyTel of Northern Michigan, Inc.	Michigan
CenturyTel of Odon, Inc.	Indiana
CenturyTel of Ohio, Inc.	Ohio
CenturyTel of Ooltewah-Collegedale, Inc.	Tennessee
CenturyTel of Port Aransas, Inc.	Texas
CenturyTel of Redfield, Inc.	Arkansas
CenturyTel SM Telecorp, Inc.	Texas
CenturyTel Telecommunications, Inc.	Texas
CenturyTel of San Marcos, Inc.	Texas
CenturyTel San Marcos Investments, LLC	Delaware
CenturyTel Security Systems, Inc.	Louisiana
CenturyTel Service Group, LLC	Louisiana
CenturyTel of South Arkansas, Inc.	Arkansas
CenturyTel Supply Group, Inc.	Louisiana
CenturyTel/Tele-Max, Inc.	Texas
CenturyTel of Lake Dallas, Inc.	Texas
CenturyTel Web Solutions, LLC	Louisiana
CenturyTel of Wisconsin, LLC	Louisiana
Embarq Corporation	Delaware
Carolina Telephone and Telegraph Company LLC	North Carolina
NOCUTS, Inc.	Pennsylvania
SC One Company	Kansas
Centel Corporation	Kansas
Centel Capital Corporation	Delaware
Centel-Texas, Inc.	Texas
Central Telephone Company of Texas	Texas
EQ Central Texas Equipment LLC	Texas
Central Telephone Company	Delaware
Central Telephone Company of Virginia	Virginia
Embarq Florida, Inc.	Florida
The Winter Park Telephone Company	Florida
CenturyLink Intellectual Property LLC	Delaware
Embarq Directory Trademark Company, LLC	Delaware
CenturyLink Public Communications, Inc.	Florida

Subsidiary	State of incorporation or formation
CenturyLink Sales Solutions, Inc.	Delaware
Embarq, Inc.	Kansas
Embarq Capital Corporation	Delaware
SC Seven Company	Kansas
Embarq Interactive Holdings LLC	Delaware
Embarq Interactive Markets LLC	Delaware
Embarq Management Company	Delaware
EQ Management Equipment LP	Nevada
Embarq Mid-Atlantic Management Services Company	North Carolina
Embarq Minnesota, Inc.	Minnesota
Embarq Missouri, Inc.	Missouri
SC Eight Company	Kansas
Embarq Network Company LLC	Delaware
EQ Equipment Leasing, Inc.	Delaware
United Telephone Company of the Carolinas LLC	South Carolina
SC Two Company	Kansas
United Telephone Company of Eastern Kansas	Delaware
United Telephone Company of Florida	Florida
United Telephone Company of Indiana, Inc.	Indiana
SC Four Company	Kansas
United Telephone Company of Kansas	Kansas
Embarq Midwest Management Services Company	Kansas
United Teleservices, Inc.	Kansas
United Telephone Company of New Jersey, Inc.	New Jersey
United Telephone Company of the Northwest	Oregon
United Telephone Company of Ohio	Ohio
SC Five Company	Kansas
United Telephone Company of Pennsylvania LLC, The	Pennsylvania
SC Six Company	Kansas
Valley Network Partnership (40% aggregate)	Virginia
United Telephone Company of Southcentral Kansas	Arkansas
United Telephone Company of Texas, Inc.	Texas
EQ United Texas Equipment LLC	Texas
United Telephone Company of the West	Delaware
United Telephone Southeast LLC	Virginia
SC Three Company	Kansas
Hillsboro Telephone Company, Inc. (20%)	Wisconsin
Lafayette MSA Limited Partnership (49%)	Delaware
Madison River Communications Corp.	Delaware
Gallatin River Holdings L.L.C.	Delaware
Gallatin River Communications L.L.C.	Delaware
Madison River Finance Corp.	Delaware
Madison River Holdings LLC	Delaware
Madison River LTD Funding LLC	Delaware

Subsidiary	State of incorporation or formation
Coastal Utilities, Inc.	Georgia
Gulf Coast Services, LLC	Alabama
Gulf Telephone Company, LLC	Alabama
Madison River Management LLC	Delaware
Mebtel, Inc.	North Carolina
Pacific Telecom Cellular of Alaska RSA #1, Inc.	Alaska
Qwest Communications International, Inc.	Delaware
EUnet International Limited	United Kingdom
EUnet International B.V.	Netherlands
Qwest B.V.	Netherlands
Qwest Capital Funding, Inc.	Colorado
Qwest Europe LLC	Delaware
Qwest Services Corporation	Colorado
CenturyLink Investment Management Company	Colorado
Qwest Corporation	Colorado
RiskSense, Inc.[1]	Delaware
1200 Landmark Center Condominium Association, Inc.	Nebraska
Block 142 Parking Garage Association	Colorado
Qwest Database Services, Inc.	Colorado
Qwest India Holdings, LLC	Delaware
CenturyLink Technologies India Private Limited	India
Seal Infotech Private Limited	India
The El Paso County Telephone Company	Colorado
MoveARoo, LLC (33.3%)	Delaware
Qwest Dex Holdings, Inc.	Delaware
Qwest Government Services, Inc.	Colorado
Qwest Wireless, L.L.C.	Delaware
SkyComm Technologies Corporation (50.0%)	Delaware
Spectra Communications Group, LLC	Delaware
TelUSA Holdings, LLC (89%)	Delaware
Telephone USA of Wisconsin, LLC	Delaware
Western Re, Inc.	Louisiana
SIS Holdings LP[1]	Delaware
Wildcat Holdco LLC	Delaware
Level 3 Parent, LLC	Delaware
ACME Grating Ventures, L.L.C.	Delaware
AmSoft Information Services Limited	Mauritius
Broadwing Communications, LLC	Delaware
Broadwing, LLC	Delaware
BTE Equipment, LLC	Delaware
CCC Canada Holding, Inc.	Delaware
Continental Holdings Inc.	Wyoming
Continental Level 3, Inc.	Delaware
Continental Mineral Sales, Inc.	Delaware

Subsidiary	State of incorporation or formation
Corvis Canada Inc.	Federally Chartered
Corvis Gratings Company	Nova Scotia
Eldorado Acquisition Two, Inc.	Delaware
Fibernet UK Limited	United Kingdom
Front Range Insurance Company, Inc.	Hawaii
FTV Communications, LLC	Delaware
GC Impsat Holdings I Limited	United Kingdom
GC Impsat Holdings II Limited	United Kingdom
GC Pan European Crossing UK Limited	United Kingdom
GC SAC Argentina S.R.L. (Uruguay Branch)	Uruguay
Global Crossing Americas Solutions, LLC	Delaware
Global Crossing International Networks Ltd.	Bermuda
Global Crossing International, Ltd.	Bermuda
Global Crossing Local Services, Inc.	Michigan
Global Crossing North America, Inc.	New York
Global Crossing North American Holdings, Inc.	Delaware
Global Crossing Telecommunications, Inc.	Michigan
Global Crossing Telemanagement VA, LLC	Virginia
Impsat Fiber Networks, LLC	Delaware
IP Networks, Inc.	Delaware
KMI Continental Lignite, Inc.	Delaware
Legend Circle Holdings, Inc.	Delaware
Level 3 Argentina, S.A.	Argentina
Level 3 Asia, Inc.	Delaware
Level 3 CDN International, Inc.	Delaware
Level 3 Chile S.A.	Chile
Level 3 Colombia S.A.	Colombia
Level 3 Communications (Asia Pacific) Limited	Hong Kong
Level 3 Communications (IMPSAT) Nederland B.V.	Netherlands
Level 3 Communications (Ireland) Limited	Ireland
Level 3 Communications A.B.	Sweden
Level 3 Communications ApS	Denmark
Level 3 Communications Australia Pty Ltd	Australia
Level 3 Communications Austria GmbH	Austria
Level 3 Communications B.V.	Netherlands
Level 3 Communications B.V. (Greek Branch)	Greece
Level 3 Communications Canada Co.	Nova Scotia
Level 3 Communications EOOD	Bulgaria
Level 3 Communications Espaňa S.A.	Spain
Level 3 Communications Espana S.A. - Sucursal Em Portugal	Portugal
Level 3 Communications Estonia OÜ	Estonia
Level 3 Communications Europe Limited	United Kingdom
Level 3 Communications France SARL	France
Level 3 Communications GmbH	Germany

Subsidiary	State of incorporation or formation
Level 3 Communications Hong Kong Limited	Hong Kong
Level 3 Communications Iceland ehf.	Iceland
Level 3 Communications Italia S.R.L.	Italy
Level 3 Communications Japan KK	Japan
Level 3 Communications Kft	Hungary
Level 3 Communications Limited (Ireland)	Ireland
Level 3 Communications Limited (UK)	United Kingdom
Level 3 Communications of Virginia, Inc.	Virginia
Level 3 Communications Oy	Finland
Level 3 Communications PEC Ireland Limited	Ireland
Level 3 Communications PEC Luxembourg I S.á.r.l.	Luxembourg
Level 3 Communications PEC Luxembourg II S.á.r.l.	Luxembourg
Level 3 Communications PEC Services Europe Limited	Ireland
Level 3 Communications PEC Services Ireland Limited	Ireland
Level 3 Communications PEC Telekomünikasyon Hizmetleri Limited Şirketi	Turkey
Level 3 Communications PEC Ukraine LLC	Ukraine
Level 3 Communications RS d.o.o.	Serbia
Level 3 Communications S.A.	Belgium
Level 3 Communications S.R.L.	Romania
Level 3 Communications s.r.o.	Czech Republic
Level 3 Communications Singapore Pte. Ltd.	Singapore
Level 3 Communications South Africa (Pty) Limited	South Africa
Level 3 Communications Sp. z o.o.	Poland
Level 3 Communications spol. s.r.o.	Slovakia
Level 3 Communications St. Croix, Inc.	Virgin Islands (US)
Level 3 Communications Switzerland AG	Switzerland
Level 3 Communications UK Limited	United Kingdom
Level 3 Communications, Inc.	Delaware
Level 3 Communications, LLC	Delaware
Level 3 Comunicações do Brasil Ltda.	Brazil
Level 3 Ecuador LVLT S.A.	Ecuador
Level 3 EMEA Holdings Limited	United Kingdom
Level 3 Enhanced Services, LLC	Delaware
Level 3 EON, LLC	Delaware
Level 3 Europe B.V.	Netherlands
Level 3 Financing, Inc.	Delaware
Level 3 GC Limited	Bermuda
Level 3 Holdings, B.V.	Netherlands
Level 3 Holdings, Inc.	Delaware
Level 3 International Services, Inc.	Delaware
Level 3 International, Inc.	Delaware
Level 3 Komunikacijske Usluge d.o.o.	Croatia
Level 3 Latin American Solutions, LLC	Delaware
Level 3 Mexico II, S. de R.L. de C.V.	Mexico

Subsidiary	State of incorporation or formation
Level 3 Mexico Landing S. de R.L.	Mexico
Level 3 Mexico Servicios, S. de R. L. de C. V.	Mexico
Level 3 Panama, Inc.	Panama
Level 3 Participacoes e Comercial Ltd.	Brazil
Level 3 PEC Norge AS	Norway
Level 3 Peru S.A.	Peru
Level 3 Telecom Data Services, LLC	Delaware
Level 3 Telecom Holdings II, LLC	Delaware
Level 3 Telecom Holdings, LLC	Delaware
Level 3 Telecom Management Co., LLC	Delaware
Level 3 Telecom of Alabama, LLC	Delaware
Level 3 Telecom of Arizona, LLC	Delaware
Level 3 Telecom of Arkansas, LLC	Delaware
Level 3 Telecom of California, LP	Delaware
Level 3 Telecom of Colorado, LLC	Delaware
Level 3 Telecom of D.C., LLC	Delaware
Level 3 Telecom of Florida, LP	Delaware
Level 3 Telecom of Georgia, LP	Delaware
Level 3 Telecom of Hawaii, LP	Delaware
Level 3 Telecom of Idaho, LLC	Delaware
Level 3 Telecom of Illinois, LLC	Delaware
Level 3 Telecom of Indiana, LP	Delaware
Level 3 Telecom of Iowa, LLC	Delaware
Level 3 Telecom of Kansas City, LLC	Delaware
Level 3 Telecom of Kentucky, LLC	Delaware
Level 3 Telecom of Louisiana, LLC	Delaware
Level 3 Telecom of Maryland, LLC	Delaware
Level 3 Telecom of Minnesota, LLC	Delaware
Level 3 Telecom of Mississippi, LLC	Delaware
Level 3 Telecom of Nevada, LLC	Delaware
Level 3 Telecom of New Jersey, LP	Delaware
Level 3 Telecom of New Mexico, LLC	Delaware
Level 3 Telecom of New York, LP	Delaware
Level 3 Telecom of North Carolina, LP	Delaware
Level 3 Telecom of Ohio, LLC	Delaware
Level 3 Telecom of Oklahoma, LLC	Delaware
Level 3 Telecom of Oregon, LLC	Delaware
Level 3 Telecom of South Carolina, LLC	Delaware
Level 3 Telecom of Tennessee, LLC	Delaware
Level 3 Telecom of Texas, LLC	Delaware
Level 3 Telecom of Utah, LLC	Delaware
Level 3 Telecom of Virginia, LLC	Virginia
Level 3 Telecom of Washington, LLC	Delaware
Level 3 Telecom of Wisconsin, LP	Delaware

Subsidiary	State of incorporation or formation
Level 3 Telecom, LLC	Delaware
Level 3 Telecom, LP	Delaware
Level 3 telekomunikacijske d.o.o.	Slovenia
Level 3 Venezuela S.A.	Venezuela
Level Three Communications Costa Rica, S.R.L.	Costa Rica
Level Three Communications Israel Ltd.	Israel
Level Three Communications Kenya Limited	Kenya
Level 3 Communications S.a.r.l.	Luxembourg
OOO "Level 3 Communications"	Russian Federation
SAC Brasil Comunicações Ltda.	Brazil
SAC Brasil Holding Ltda.	Brazil
SAC Peru S.R.L.	Peru
TelCove of Pennsylvania, LLC	Delaware
TelCove Operations, LLC	Delaware
The IRC Company, Inc.	Delaware
Vyvx, LLC	Delaware
Williams Communicaciones Chile Limitada	Chile
WilTel Communications (Cayman) Limited	Cayman Islands
WilTel Communications Network, Inc.	New Brunswick
WilTel Communications Pty Limited	New South Wales
WilTel Communications, LLC	Delaware
WilTel International Telecom (Chile) Limited	Cayman Islands
XCOM Technologies of New York, Inc.	New York
Xspedius Management Co. International, LLC	Delaware